CALAMOS® FAMILY OF FUNDS

Supplement dated April 22, 2015 to the

CALAMOS® FAMILY OF FUNDS Prospectuses for

Class A, B and C and Class I and R, both dated March 1, 2015, as supplemented April 8, 2015,

and the Statement of Additional Information, dated March 1, 2015, as supplemented April 8, 2015

Effective April 21, 2015, Naveen Yalamanchi is no longer a Co-Portfolio Manager of the Long/Short Fund. References to Mr. Yalamanchi are hereby deleted from the Summary Prospectuses, Prospectuses, and Statement of Additional Information of the Long/Short Fund.

Effective May 15, 2015, Steve Klouda will no longer be a member of the investment team managing any of the series of the Calamos Investment Trust. Accordingly, as of May 15, 2015, references to Mr. Klouda shall be deemed deleted from the Summary Prospectuses, Prospectuses, and Statement of Additional Information of the Calamos Investment Trust.

Please retain this supplement for future reference.

MFSPT2 04/15